SUB-ITEM 77Q1: Exhibits

EX-99.77Q1(a): Copies of any material amendments to the registrant’s charter or by-laws

Amendment No. 34 to the Agreement and Declaration of Trust effective August 22, 2013 is hereby incorporated by reference to Exhibit (a)(35) in Registrant’s Post-Effective Amendment No. 104 filed with the Commission on July 24, 2014 (Accession No. 0001193125-14-279075).